16 May 2012 Annual Meeting of Shareholders Exhibit 99.1

Joseph L. Hooley Chairman, President and Chief Executive Officer Building from Strength

Building from Strength Reminder This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our goals and expectations regarding our business, financial and capital condition, results of operations, investment portfolio performance and strategies, the financial and market outlook, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as "plan," “program,” "expect," "look," "believe," "anticipate," "estimate," "seek," "may," "will," "trend," "target,” and "goal," or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to May 16, 2012. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the current sovereign debt risks in Europe and other regions; financial market disruptions or economic recession, whether in the U.S., Europe or other regions internationally; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition of the assets on our consolidated statement of condition and the possibility that we may be required to change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; the manner in which the Federal Reserve and other regulators implement the Dodd-Frank Act, Basel III, European directives with respect to banking and financial instruments and other regulatory initiatives in the U.S. and internationally, including regulatory developments that result in changes to our operating model or other changes to the provision of our services; adverse changes in required regulatory capital ratios, whether arising under the Dodd-Frank Act, Basel II or Basel III, or due to changes in regulatory positions or regulations in jurisdictions in which we engage in banking activities; approvals required by the Federal Reserve or other regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and equity repurchases, that may restrict or limit our growth plans, distributions to shareholders, equity purchase programs or other capital initiatives; changes in law or regulation that may adversely affect our, our clients' or our counterparties' business activities and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements and changes that expose us to risks related to compliance; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings; delays or difficulties in the execution of our previously announced business operations and information technology transformation program, which could lead to changes in our estimates of the charges, expenses or savings associated with the planned program, resulting in increased volatility of our earnings; the results of, and costs associated with, government investigations, litigation and similar claims, disputes, or proceedings; the possibility that our clients will incur substantial losses in investment pools where we act as agent, and the possibility of significant reductions in the valuation of assets; adverse publicity or other reputational harm; dependencies on information technology, complexities and costs of protecting the security of our systems and difficulties with protecting our intellectual property rights; our ability to grow revenue, attract and/or retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of consolidation, and perceptions of State Street as a suitable service provider or counterparty; potential changes in how clients compensate us for our services, and the mix of services that clients choose from us; the risks that acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm relationships with clients, employees or regulators; the ability to complete acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; our ability to recognize emerging clients' needs and to develop products that are responsive to such trends and profitable to State Street; the performance of and demand for the products and services we offer, including the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to measure the fair value of the investment securities recorded in our consolidated statement of condition; our ability to control operating risks, data security breach risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2011 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, May 16, 2012, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

4 Building from Strength Agenda 2011: A Year of Focus Strategic Direction Investing in Communities and Corporate Responsibility 2012: Progress

5 2011: A Year of Focus

6 Building from Strength 2011: A Year of Focus Deepened Client Relationships and Expanded Market Share • Added $1.4TN in assets to be serviced and $39BN1 in net new long- term assets to be managed • Advanced State Street’s market share in Europe and with key client segments through strategic acquisitions Calibrated Expenses to Environment • Accelerated execution of multi-year strategic transformation plan to achieve $86MN in estimated pre-tax, run-rate expense savings2,3 Increased Return to Shareholders • Raised quarterly common stock dividend to $0.18 per share; initiated a $675MN re-purchase program • Tier 1 common ratio under Basel III estimated to exceed 2019 requirements (12.1% at 12/31/11)3 Outperformed Peers and Grew Full-Year Operating-Basis EPS by ~10%3 1 Excludes $31BN of asset sales from accounts managed for the Department of the U.S. Treasury. 2 Estimated pre-tax, run-rate expense savings relate only to the Business Operations and Information Technology Transformation program and are based on improvement from 2010 operating-basis expenses, all else equal; actual operating expenses of the Company may increase or decrease due to other factors. 3 Financial data and capital ratios presented on a non-GAAP basis. For a description and reconciliations of our non-GAAP presentation, which differs from presentation required under GAAP and by regulatory requirements, please see the Appendix on State Street’s website (www.statestreet.com) or State Street’s current report on Form 8-K filed with the SEC on the date hereof. Regarding capital ratios, Also ,see page 11.

7 Building from Strength 2011: A Year of Focus Average Number of Products Used Average Length of Relationship Top 100 Clients 14.2 Products 20.3 Years Top 1,000 Clients 8.5 Products 11.4 Years Expanded Relationships New Clients Investment Servicing • Alliance Bernstein • Lloyds Banking Group • Manulife • PIMCO • Russell Investments • First State Investments • Fundsmith • Stichting Pensioenfunds SABIC • Sunsuper Investment Management • Reynolds American • Rio Tinto Alcan Canada • Taiwan Labour Pension Fund • Brunei Ministry of Finance • Bank of America (DC plan) • The Court Services • State of Nevada UPromise Plan (ETFs) • Pfizer Ireland Pension Fund • Proctor & Gamble Ireland Pension Fund • CARE Superannuation Pty, Ltd. • Timor L’Este – SWF fund • Family Investments (UK) • Ontario Teachers’ Pension Plan DEEPENED CLIENT RELATIONSHIPS Growing Momentum in Core Businesses

8 Building from Strength 2011: A Year of Focus DEEPENED CLIENT RELATIONSHIPS ‒ INDUSTRY RECOGNITION

9 Building from Strength 2011: A Year of Focus EXPANDED MARKET SHARE Outsourced Assets, $TN Alternative Assets Under Administration as of 6/30/11 25.8 21.8 16.9 12.5 8.1 7.5 5.3 4.9 4.3 0 4 8 12 16 20 24 28 B N Y ST T J P M C it i H S B C B N P P S o cGe n C A C E IS N T R S AUA / AUC, $TN Custody Assets Held by Global Custodians as of 12/31/11 Global Middle Office Outsourcing as of 12/31/11 Source: ICFA Annual Fund Admin Survey 2011. *STT AuA at 12/31/2011 was $816BN. Source: Scrip Issue Global Report (3/2012). * As of 6/30/11 AUA, $BN $8.3 $1.4 $1.1 $1.1 $0.9 $0.2* $0.0 $5.0 $10.0 S T T B N Y B B H N T R S J P M H S B C 78 9 67 9 47 1 41 6 34 9 24 5 21 2 19 2 18 3 18 2 17 4 17 2 14 6 14 0 12 8 0 100 200 300 400 500 600 700 800 900 S T T Citc o J P M B N Y Cit i Nor the rn Go ldm a n S E I S S & C HSB C G loba lO p CS For ti s U B S B N P P a rib a s M org a n S tanl e y * Source: Company reports and Globalcustody.net Data for BNY, State Street, reflect AUA as of 12/31/2011; as of 9/30/11 for BNP Paribas and Societe Generale; as of 12/31/10 for HSBC; all others reflect AUC data: JP Morgan, Citi, & Northern Trust, as of 12/31/11; CACEIS as of 3/31/11.

10 Building from Strength 2011: A Year of Focus EXPANDED MARKET SHARE AUM, $BN Global Assets Managed as of 12/31/11 $BN Global Securities Lending Q4 2011 Average Assets on Loan Global ETF Assets Managed as of 12/31/11 Source: Company reports/websites; Strategic Insight for Vanguard. *Fidelity as of 11/2011. Source: ETF Landscape Report (12/2011). AUM, $BN Source: Company reports *BlackRock as of 12/31/10. 340 260 212 104 97 90 0 100 200 300 400 ST T B N Y J P M B lack R o ck * N T R S C it i 3,513 1,858 1,649 1,522 1,357 1,260 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 B lack R o c k SS g A V a n g u a rd F id e li ty * P IM C O B N Y 599 274 171 59 44 35 0 100 200 300 400 500 600 iS h a re s SS g A V a n g u a rd P o w e rS h a re s d B T racker s L y x o r

11 Building from Strength 2011: A Year of Focus INCREASED RETURN TO SHAREHOLDERS State Street Corporation “Well Capitalized”2 12/31/11 Actual under Basel I 12/31/11 Adjusted to Reflect Basel III Proposal3 Tier 1 Capital 6.0% 18.8% 13.3% Tier 1 Common Ratio4 ‒‒ 16.8% 12.1% Tier 1 Leverage 5.0%5 7.3% 5.6% Total Capital 10.0% 20.5% 14.9% Tangible Common Equity6 ‒‒ 7.2% 7.2% 1 Financial results presented on an operating or non-GAAP basis (which is adjusted to exclude, among other things, discount accretion). For a description of GAAP- and operating-basis results and related reconciliations, please see the Appendix on State Street’s website (www.statestreet.com) or State Street‘s current Report on Form 8-K filed with the SEC on the date hereof. 2 Except as noted in note 4 below, minimum ratios for “Well Capitalized” are defined by Federal regulators under Basel I. 3 Calculated based on State Street’s estimates, based on published statements of the Basel Committee and the Federal Reserve, of the effects of the requirements under Basel III affecting capital. See Appendix for a description of the specified capital ratios and related reconciliations of these ratios to ratios calculated under currently applicable regulatory requirements. 4 The tier 1 common ratio is not required by GAAP or on a recurring basis by bank regulations. See Appendix for a description of this ratio and related reconciliations. 5 Minimum ratio for “Well Capitalized,” as defined by Federal regulators, applies to State Street Bank and Trust only and is therefore stated only as a reference point. 6 As defined by State Street. The Tangible Common Equity ratio is not required by GAAP or on a recurring basis by bank regulations. See Appendix for a description of this ratio and related reconciliations. • Common-share dividend payout ratio increased to 19.1%1 • Repurchased 16.3MN common shares

12 Building from Strength 2011: A Year of Focus PERFORMANCE FOR THE TWELVE MONTHS ENDED1 1 Financial results presented on an operating or non-GAAP basis (which is adjusted to exclude, among other things, discount accretion). For a description of GAAP- and operating-basis results and related reconciliations, please see the Appendix on State Street’s website (www.statestreet.com) or State Street‘s current Report on Form 8-K filed with the SEC on the date hereof. $ in millions 12/31/11 12/31/10 % Change Revenue $9,502 $8,714 9.0% Expenses $6,789 $6,176 9.9% EPS $3.73 $3.40 9.7% ROE 9.9% 10.4% (0.5)%

13 Building from Strength 2011: A Year of Focus OUTPERFORMING PEERS1 1 Tier 1 common and Tier 1 common (under Basel III) data stated as of 12/31/11. Each company’s operating/adjusted (non-GAAP) presentation may be calculated differently and therefore may not be comparable to other companies’ operating/adjusted (non-GAAP) presentations. Please review each company’s public filings and earnings reports for a description, to the extent contained therein, of their respective operating/adjusted presentations (including capital ratios). For STT, financial data is presented on an operating, (non-GAAP) basis, and tier 1 common ratios include non-GAAP data in their calculation (in addition to Basel III ratios based upon various estimates). For a description of this operating-basis presentation, as well as a description of referenced ratios and related reconciliations, see the Appendix. Operating / Adjusted-Basis Results Full-Year 2011 vs. 2010 STT BK NTRS Revenue Growth 9.0% 6.3% 3.3% EPS Growth 9.7% (7.0)% (9.1)% Pre-tax Margin 28.6% 25.0% 23.6% Return on Equity 9.9% 8.6% 8.5% Net Interest Margin 1.52% 1.36% 1.27% Tier 1 Common 16.8% 13.4% 12.1% Tier 1 Common (under Basel III) 12.1% 7.1% 12.3%

14 Strategic Direction

15 Building from Strength Strategic Direction 1 Measured from 2010 Double Non-US Revenues Over Five Years1 Drive Innovation Accelerate Global Market-Share Growth Organically and Through Acquisitions Leverage Capital Strength GOALS LONG-TERM TRENDS Consolidation Globalization Retirement Savings Complexity

16 Building from Strength Strategic Direction GLOBALIZATION Year Ended 12/31/012 Year Ended 12/31/11 % Change Revenue3 $3.8BN $9.5BN 150% Non-US Revenue3 $1.0BN $3.9BN 290% Employees4 18,840 29,740 58% Non-US Employees4 4,200 13,350 218% 1 Based on AUA; Company data as of 12/31/11. 2 Data exclude the revenue and employees associated with the Corporate Trust and Private Asset Management businesses divested in 2002 and 2003, respectively. 3 Financial information presented on an operating, or non-GAAP, basis (which is adjusted to exclude, among other things, conduit-related discount accretion). For a description of GAAP and operating-basis revenue, and related reconciliations, please see the Appendix. 4 At period end. • Globalization of asset pools continues to accelerate • Europe 10-year asset growth = 1024%1 • Asia Pacific 10-year asset growth = 403%1 41% of 2011 Total Revenue3 Came from Non-US Sources

17 2005 2007 2008 2011E 2015E APAC Europe Latin America Other Building from Strength Strategic Direction RETIREMENT SAVINGS 2005 2007 2008 2011E 2015E DB DC IRA $13.2T $16.0T $12.4T $16.0T $20.7T 10.1% CAGR 7.6% CAGR $6.6T $8.5T $7.4T $9.8T $13.6T 13.5% CAGR 9.1% CAGR Almost 50% of non-US retirement asset growth (2011 – 2015) expected to come from Europe Source: Cerulli Associates, Global Markets 2011. DC and IRA assets expected to lead US retirement growth, with 8.7% and 9.3% expected CAGRs (2008 – 2015), respectively Global Retirement Assets are Expected to Grow at a CAGR of 7.4% from 2011 through 2015 US Retirement Growth Non-US Retirement Growth

18 Building from Strength Strategic Direction COMPLEXITY Hedge Fund Servicing • Largest servicer in the world1 in a market sized at $2.0TN2 and growing at an estimated 12% CAGR from 2010 through 20143 Investment Manager Operations Outsourcing • No.1 provider4 in a market of about $65TN5 Investment Management Solutions • Offer customized strategic and tactical asset allocation solutions globally 1 ICFA Annual Fund Administration Survey, 2011. 2 Hedge Fund Research, 9/30/11. 3 BCG, Global Asset Management Report, 7/2011. 4 Scrip Issue Global Report, 9/2011. 5 Data as of 12/31/10 in Pensions & Investment/Wyatt Watson, 10/31/11. • Globalization • Regulation • Need for transparency around risk management DRIVEN BY

19 Building from Strength Strategic Direction CONSOLIDATION: TOP 20 CUSTODIANS BY AUA / AUC1 ($TN) 25.8 21.8 16.9 12.5 8.1 7.5 5.3 4.9 4.3 3.9 3.2 3.1 2.7 2.5 1.1 0.9 0.7 0.7 0.7 0.4 BN Y Mello n S T A TE STRE E T J P Morga n Cit i HSBC S S BN P Pa riba s Societe G eneral e C A CEI S Nort h ern T rus t Bro w n Brot h er s UBS A G S IX S IS R B C D e x ia M itsub ish i UF J U S B a nco rp Santa n de r Norde a N A B S E B Picte t US Europe Asia Pacific Source: Company reports, Global Custody.net. 1 Data for BNY, State Street, reflect AUA as of 12/31/2011; as of 9/30/11 for BNP Paribas, Societe Generale, RBC Dexia; as of 12/31/10 for HSBC; all others reflect AUC data: JP Morgan, Citi, & Northern Trust, as of 12/31/11; UBS, Nordea, Pictet as of 9/30/11; CACEIS as of 3/31/11; SEB as of 1/31/11; Brown Brothers, SIX SIS, Santander, NAB as of 12/31/10. Driven by Global Scale and Capital Requirements

20 Investing in Communities and Corporate Responsibility

21 Building from Strength Investing in Communities and Corporate Responsibility Highlights • $20.6MN in Foundation grants to organizations globally • Invested nearly $1MN in MA in Adult Job Readiness and Employment Programs with focus on those providing career track training for specific industries (Year Up) • Funded nearly $1.5MN in MA Youth Career Development Programs and hired or supported approximately 500 jobs with focus on using employment as a lever for youth violence prevention (YVP Funder Collaborative) • Allocated more than $2MN in MA for Academic Achievement Programs with focus on nonprofits aligned with the Boston Public Schools to close the achievement gap (Teach for America) • $3.5MN in employee matching gifts and proceeds raised through inaugural Global Giving Campaign focused on education initiatives • 85,000 hours of employee volunteer time for non-profit organizations including City Year, Posse Foundation, Network for Teaching Entrepreneurship Foundation Primarily Focused on Education with Emphasis on Workforce Development

22 Building from Strength Investing in Communities and Corporate Responsibility www.statestreet.com/better

23 Building from Strength Investing in Communities and Corporate Responsibility – Industry Recognition Organization Ranking Carbon Disclosure Project Listed on the S&P 500 Business Leadership Index Dow Jones Sustainability World and North America Indices One of only four U.S. financial services companies listed on both indices CR Magazine’s 100 Best Corporate Citizens One of only three financial services companies listed STOXX® Global ESG Leaders One of the few financial services companies to be listed on all four STOXX® global ESG indices (environmental, social, and governance (ESG) equity indices based on a completely transparent selection process) Annual CR Report: One of the Only Independently Verified Reports Among US-based Financial Services Firms

24 2012: Progress

25 Building from Strength 2012: Progress – Recent Update Q1 2012 PERFORMANCE Revenue Growth • Achieved solid growth in fee and total revenue • Momentum in new business wins continued Expense Management • Business Operations and IT Transformation program on track • Expenses impacted by seasonality in compensation costs Capital Strength • Strong performance in 2012 Federal Reserve stress test (CCAR)

26 Building from Strength 2012: Progress – Recent Update RESULTS OF FEDERAL RESERVE’S 2012 CCAR STRESS TEST* Projected Minimum Tier 1 Common Capital Ratio Under Hypothetical Supervisory Stress Scenario as Conducted by the Federal Reserve Board of Governors 15.1% 13.3% 12.4% 7.7% 7.7% 7.3% 7.2% 6.6% 6.6% 6.3% 6.3% 5.9% 5.8% 5.7% 5.7% 5.5% 5.4% 5.4% 2.5% 6.8% 0% 2% 4% 6% 8% 10% 12% 14% 16% State St ree t B N Y M e ll o n A me ri ca n Ex p res s F ift h T h ir d U S B a n c o rp B B & T Ca p it a l One F ina n c ia l W e ll s F a rg o PN C F ina n c ia l J P M o rg a n C h as e K e y C o rp C it ig ro u p G o ld ma n Sac h s R e g io n a l F in a n c ia l B a n k o f A me ri c a S u n T ru s t M o rg a n Sta n le y M et L if e A ll y F in a n c ia l A v e ra g e *Source: Board of Governors of the Federal Reserve System, “Comprehensive Capital Analysis and Review 2012: Methodology and Results for Stress Scenario Projections,” March 13, 2012 (the “2012 FRB CCAR Results”). See the 2012 FRB CCAR Results for a description of the methodology and results of the 2012 Federal Reserve CCAR Stress Test, including a more complete description of the hypothetical stress scenario, related hypothetical stresses, projections and results. The projected capital ratios presented represent hypothetical estimates that involve an economic outcome that is more adverse than expected. The estimates are not forecasts of expected losses, reserves, net income before taxes or capital ratios. The capital ratio presented represents the minimum for the period Q4 2011 through Q4 2013 and assumes no capital actions (common dividends, common share repurchases and common share issuances) after Q1 2012. See, specifically, page 24 of the 2012 FRB CCAR Results.

27 Building from Strength 2012: Progress – Recent Update INCREASED CAPITAL RETURN TO SHAREHOLDERS Dividend Payout • Increased quarterly common stock dividend to $0.24 per share Share Repurchase Program • Board approved a common-stock purchase program of up to $1.8BN through March 31, 2013 Business Investments • Fund organic growth • Continue to evaluate accretive acquisition opportunities to expand our global footprint, accelerate our growth, and extend our product capabilities

28 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar -50% -40% -30% -20% -10% 0% 10% 1-Year Total Return: 3/31/2011 - 3/31/2012 Building from Strength 2012: Progress – Outperformed Peers State Street Corporation S & P Financial Index Northern Trust Corp. Bank of New York Mellon STT 3.2% S & P Fin. -1.8% NTRS -4.0% BK -17.4% Source: FactSet STT Total Return Significantly Outperformed Primary Peers and Broader Financial Index

29 Building from Strength Summary Delivering Long-Term Shareholder Value Navigating Environmental Challenges Well-Positioned Against Secular Growth Trends Financial and Capital Strength Executing our Strategic Plan

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